PROSPECTUS SUPPLEMENT
              (TO PROSPECTUS DATED AUGUST 5, 1999)

                                                   Filed Pursuant to
                                                 Rule 424(b)(3) and (c)
                                              Commission File No. 333-83315

                   [The viaLink Company Logo]


                        360,000 Shares of
                          Common Stock

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Recent Developments

The viaLink Company's prospectus dated August 5, 1999 is hereby supplemented by including therein viaLink's quarterly report on Form 10-QSB for the quarter ended June 30, 1999, a copy of which is attached to this prospectus supplement.
















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    The date of this prospectus supplement is August 20, 1999